UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2007

Penwest Pharmaceuticals Co.
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Juris- diction of Incorporation	000-23467 (Commission File Number)	91-1513032 (IRS Employer Identification No.)

39 Old Ridgebury Road, Suite 11 Danbury, Connecticut (Address of Principal Executive Offices)	06810-5120 (Zip Code)
Registrant’s telephone number, including area code: (877) 736-9378
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory
                       Arrangements of Certain Officers
(b)      On April 11, 2007, Rolf H. Henel advised the board of directors of Penwest Pharmaceuticals Co. (the “Company”) that he would not stand for re-election at the Company’s 2007 Annual Meeting of Shareholders. The Company expects that Mr. Henel will continue to serve as a director through the date of the Company’s Annual Meeting of Shareholders, which is scheduled to be held on June 13, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENWEST PHARMACEUTICALS CO.
Date: April 13, 2007	By:	/s/ Benjamin Palleiko
Benjamin L. Palleiko
Senior Vice President, Corporate Development and Chief Financial Officer